Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow announces completion of senior notes offering and full redemption of all outstanding 3.000% notes due 2022

MIDLAND, Mich. – February 25, 2020 – The Dow Chemical Company (“TDCC”), a wholly owned subsidiary of Dow Inc. (NYSE: DOW), announced today the completion of a public offering of €2,250,000,000 aggregate principal amount of its notes. TDCC issued €1,000,000,000 of its 0.500% notes due 2027, €750,000,000 of its 1.125% notes due 2032 and €500,000,000 of its 1.875% notes due 2040 (the “Euro Notes”).

The net proceeds will be used to fund the redemption of existing notes and/or repay indebtedness, including full redemption of TDCC’s 3.000% Notes due November 15, 2022 (the “2022 Notes”), of which approximately $1.25 billion is outstanding, and $750 million of the outstanding $2.0 billion principal balance under the term loan facility of Dow Silicones Corporation, a wholly owned subsidiary of TDCC. Any remaining proceeds will be used to repay other indebtedness.

TDCC has issued a notice for the full redemption of its 2022 Notes issued pursuant to an Indenture dated as of May 1, 2008 (as supplemented, the “Indenture”) between TDCC and The Bank of New York Mellon Trust Company, N.A., as trustee. As of the date of issuance of the redemption notice, there was $1,250,000,000 aggregate principal amount of the 2022 Notes outstanding.

Pursuant to the terms of the Indenture, such remaining outstanding 2022 Notes will be redeemed in full on March 26, 2020 (the “Redemption Date”) at a redemption price equal to the greater of (1) 100% of the principal amount thereof, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such interest payments accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2022 Notes and determined on the third business day prior to the Redemption Date) plus 25 basis points, as set forth in the 2022 Notes, along with accrued and unpaid interest up to, but not including, the Redemption Date. On the Redemption Date and upon TDCC’s payment of the redemption price, all rights of holders with respect to the 2022 Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the 2022 Notes for redemption.

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Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

About Dow

Dow (NYSE: DOW) combines global breadth, asset integration and scale, focused innovation and leading business positions to achieve profitable growth. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure and consumer care. Dow operates 109 manufacturing sites in 31 countries and employs approximately 36,500 people. Dow delivered sales of approximately $43 billion in 2019. References to Dow or the Company mean Dow Inc. and its subsidiaries.

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For further information, please contact:

MEDIA: Kyle Bandlow +1.989.638.2417 kbandlow@dow.com	INVESTORS: Neal Sheorey +1.989.636.6347 nrsheorey@dow.com

Cautionary Statement about Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; epidemics; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Risks related to achieving the anticipated benefits of the separation from DowDuPont Inc. include, but are not limited to, a number of conditions including risks outside the control of Dow including risks related to (i) Dow’s inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont, (ii) certain tax risks associated with the separation, (iii) Dow’s inability to make necessary changes to operate as a stand-alone company, (iv) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results, (v) Dow’s inability to enjoy the same benefits of diversity, leverage and market reputation that it enjoyed as a combined company, (vi) Dow’s inability to receive third-party consents required under the separation agreement, (vii) Dow’s customers, suppliers and others’ perception of Dow’s financial stability on a stand-alone basis, (viii) non-compete restrictions under the separation agreement, (ix) receipt of less favorable terms in the commercial agreements we entered into with E. I. du Pont de Nemours and Company n/k/a/ DuPont de Nemours, Inc. (“DuPont”) and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (x) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the section titled “Risk Factors” contained in Part I, Item 1A of Dow Inc. and TDCC’s combined Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Dow Inc. and TDCC assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events or otherwise, except as required by securities and other applicable laws.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow